UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2019
GENMARK DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-34753

Delaware	27-2053069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5964 La Place Court Carlsbad, California 92008
(Address of principal executive offices, including zip code)

760-448-4300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2019, GenMark Diagnostics, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Scott Mendel as Chief Operating Officer

On February 18, 2019, the Board of Directors of the Company (the “Board”) appointed Scott Mendel as the Chief Operating Officer (“COO”) of the Company, effective immediately. Mr. Mendel, age 52, has served as the Company’s Chief Financial Officer (“CFO”) since May 2014. Prior to joining the Company, Mr. Mendel served as CFO of The Active Network, Inc., a global software-as-a-service (SaaS) company that provides technology to organizers of events and activities, from March 2010 through its acquisition by the private-equity firm Vista Equity Partners in December 2013. Prior to joining The Active Network, Mr. Mendel held finance positions at General Electric, a diversified technology, media and financial services company, for over 20 years, including CFO from March 2003 to March 2010 for General Electric’s Healthcare IT division, a leading provider of medical technologies and services. Mr. Mendel earned a B.S. in finance from Indiana University and an M.B.A. from Northwestern University’s Kellogg School of Management.

In connection with Mr. Mendel’s appointment as COO, on February 18, 2019 the Compensation Committee of the Board (the “Compensation Committee”) approved the following compensation terms for Mr. Mendel:

•	Mr. Mendel will receive an annual base salary of $356,000;

•	Mr. Mendel’s target bonus under the Company’s 2019 Bonus Plan (the “2019 Bonus Plan,” as further described below) will equal 50% of his annual base salary; and

•
Mr. Mendel was granted under the terms of the Company’s 2010 Equity Incentive Plan (as amended, the “2010 Plan”) (a) 127,500 restricted stock units, which vest 25% on the first anniversary of the grant date and in equal quarterly installments thereafter over the following three years; and (b) 42,500 market-based stock units, which have the opportunity to be earned in an amount between 0% and 200% of the target amount granted over a three-year period based on the Company’s total stockholder return as compared to the total stockholder return of the Nasdaq Composite Index (IXIC).

There are no arrangements or understandings between Mr. Mendel and any other persons in connection with his appointment as the Company’s COO. There are no family relationships between Mr. Mendel and any director or executive officer of the Company, and Mr. Mendel is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Johnny Ek as Chief Financial Officer

In addition, on February 18, 2019 the Board appointed Johnny Ek as the Company’s CFO, effective immediately. Mr. Ek, age 43, has served as the Company’s Vice President, Finance and Accounting and Corporate Controller since November 2013. Prior to joining the Company, Mr. Ek served as Vice President and International Controller for Affymetrix, Inc., a leading provider of cellular and genetic analysis products, from May 2013 to November 2013. Prior to joining Affymetrix, Mr. Ek served as Controller of eBioscience, Inc., a privately held provider of flow cytometry and immunoassay reagents, from October 2010 through eBioscience’s acquisition by Affymetrix in May 2013. Prior to joining eBioscience, Mr. Ek held various roles with Ernst & Young LLP from May 2001 to October 2010, most recently serving as Senior Manager. Mr. Ek is a Certified Public Accountant (CPA) and earned a B.S. in finance from Brigham Young University and a Masters degree in accountancy (MAcc) from the University of Notre Dame’s Mendoza College of Business.

In connection with Mr. Ek’s appointment as CFO, on February 18, 2019 the Compensation Committee approved the following compensation terms for Mr. Ek:

•	Mr. Ek will receive an annual base salary of $285,000;

•	Mr. Ek’s target bonus under the 2019 Bonus Plan will equal 50% of his annual base salary; and

•
Mr. Ek was granted under the 2010 Plan (a) 75,000 restricted stock units, which vest 25% on the first anniversary of the grant date and in equal quarterly installments thereafter over the following three years; and (b) 25,000 market-based stock units, which have the opportunity to be earned in an amount between 0% and 200% of the target amount granted over a three-year period based on the Company’s total stockholder return as compared to the total stockholder return of the Nasdaq Composite Index (IXIC).

The Company also intends to enter into its standard Indemnification Agreement with Mr. Ek, the form of which was filed with the Securities and Exchange Commission as Exhibit 10.17 to the Company’s Registration Statement on Form S-1 (File No. 333-165562) on March 19, 2010.
There are no arrangements or understandings between Mr. Ek and any other persons in connection with his appointment as the Company’s CFO. There are no family relationships between Mr. Ek and any director or executive officer of the Company, and Mr. Ek is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Approval of the 2019 Bonus Plan

On February 18, 2019, the Compensation Committee adopted the 2019 Bonus Plan, which provides for the payment to eligible employees, including the Company’s named executive officers (“NEOs”), of cash incentive compensation for the 2019 calendar year performance period. The Compensation Committee established a target bonus for Hany Massarany, the Company’s President and Chief Executive Officer, under the 2019 Bonus Plan equal to 100% of his annual base salary, and established a target bonus for each of the Company’s other NEOs (including Mr. Mendel and Mr. Ek) equal to 50% of their respective 2019 base salaries. Bonuses payable under the 2019 Bonus Plan are based on certain financial, commercial, product development, and/or individual goals as approved by the Compensation Committee. Based on actual performance, a participant in the 2019 Bonus Plan may receive between 0% and 160% of his or her target bonus amount under the 2019 Bonus Plan. The foregoing description of the 2019 Bonus Plan is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2019 Bonus Plan, a copy of which is filed hereto as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure.

On February 21, 2019, the Company issued a press release announcing the management changes described in Item 5.02 of this Form 8-K, a copy of which is attached hereto as Exhibit 99.3.

The information contained under this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 21, 2019
99.2	The GenMark Diagnostics, Inc. 2019 Bonus Plan
99.3	Press release dated February 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date:	February 21, 2019	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 21, 2019
99.2	The GenMark Diagnostics, Inc. 2019 Bonus Plan
99.3	Press release dated February 21, 2019